JANUS ASPEN SERIES

                          FUND PARTICIPATION AGREEMENT


THIS AGREEMENT is made this 25th day of February , 1997, between JANUS ASPEN SERIES, an open-end management investment company organized as a Delaware business trust (the "Trust"), JANUS CAPITAL CORPORATION (the "Adviser"), a Colorado corporation and the investment adviser to the Trust, and AMERICAN UNITED LIFE INSURANCE COMPANY, a life insurance company organized under the laws of the State of Indiana (the "Company"), on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A, as may be amended from time to time (the "Accounts").

W I T N E S S E T H:

WHEREAS, the Trust has registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered the offer and sale of its shares under the Securities Act of 1933, as amended (the "1933 Act"); and

WHEREAS, the Trust desires to act as an investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts to be offered by insurance companies that have entered into participation agreements with the Trust (the "Participating Insurance Companies"); and

WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each series representing an interest in a particular managed portfolio of securities and other assets (the "Portfolios"); and

WHEREAS, the Trust has received an order from the Securities and Exchange Commission granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e- 2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and certain qualified pension and retirement plans (the "Exemptive Order"); and

WHEREAS, the Company has registered or will register (unless registration is not required under applicable law) certain variable life insurance policies and/or variable annuity contracts under the 1933 Act (the "Contracts"); and

WHEREAS, the Company has registered or will register (unless registration is not required under applicable law) each Account as a unit investment trust under the 1940 Act; and

WHEREAS, the Adviser is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Company desires to utilize shares of one or more Portfolios as an investment vehicle of the Accounts;

NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:


                                    ARTICLE I
                              Sale of Trust Shares

1.1 The Trust and the Adviser shall make shares of the Trust's Portfolios available to the Accounts at the net asset value next computed after receipt of such purchase order by the Trust (or its agent), as established in accordance with the provisions of the then current prospectus of the Trust. Shares of a particular Portfolio of the Trust shall be ordered in such quantities and at such times as determined by the Company to be necessary to meet the requirements of the Contracts. The Trustees of the Trust (the "Trustees") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

1.2 The Trust will redeem any full or fractional shares of any Portfolio when requested by the Company on behalf of an Account at the net asset value next computed after receipt by the Trust (or its agent) of the request for redemption. Such redemptions shall ordinarily be paid in federal funds or by any other method mutually agreed upon by the parties hereto by the next Business Day (as defined below) following receipt by the Trust (or its agent) of notice of the order for redemption; however, the Fund reserves the right to postpone payment upon redemption consistent with Section 22(e) of the 1940 Act and any rules thereunder.

1.3 For the purposes of Sections 1.1 and 1.2, the Trust hereby appoints the Company as its agent for the limited purpose of receiving and accepting purchase and redemption orders resulting from investment in and payments under the Contracts. Receipt by the Company shall constitute receipt by the Trust provided that i) such orders are received by the Company in good order prior to the time the net asset value of each Portfolio is priced in accordance with its prospectus and ii) the Trust receives notice of such orders by 11:00 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

1.4 Purchase orders that are transmitted to the Trust in accordance with Section
1.3 shall be paid for no later than 12:00 noon New York time on the same Business Day that the Trust receives notice of the order. Payments shall be made in federal funds transmitted by wire.

1.5 Issuance and transfer of the Trust's shares will be by book entry only. Stock certificates will not be issued to the Company or the Account. Shares ordered from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

1.6 The Trust shall furnish same-day notice to the Company of any income dividends or capital gain distributions payable on the Trust's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of that Portfolio. The Company reserves the right to revoke this election in writing and to receive all such dividends and distributions in cash. The Trust shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.7 The Trust shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6 p.m. New York time.

1.8 The Trust and the Adviser agree that the Trust's shares will be sold only to Participating Insurance Companies and their separate accounts and to certain qualified pension and retirement plans to the extent permitted by the Exemptive Order consistent with each Portfolio being adequately diversified pursuant to
Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder. No shares of any Portfolio will be sold directly to the general public. The Company agrees that Trust shares will be used only for the purposes of funding the Contracts and Accounts listed in Schedule A, as amended from time to time. The Trust and the Adviser will not sell shares of the Portfolios to any insurance company or separate account unless an agreement containing provisions required by the Exemptive Order is in effect and governs such sales.

1.9 The Trust and the Adviser agree that all Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in Section 2.8 and
Article IV of this Agreement.

1.10 Price Errors.

(1) In the event adjustments are required to correct any material error in the computation of the net asset value of the Trust's shares, the Trust or the Adviser shall notify the Company as soon as practicable after discovering the need for those adjustments which result in a reimbursement to an Account in accordance with the Trust's or the Adviser's then current policies on reimbursement, which the Trust or the Adviser represents are reasonable and consistent with applicable standards. Notification may be made via facsimile or via direct or indirect systems access. Any such notification shall be promptly followed by a letter written on the Trust's or the Adviser's letterhead stating for each day for which an error occurred the incorrect price, the correct price, and, to the extent communicated to the Trust's shareholders, the reason for the price change.

(2) If an adjustment is to be made in accordance with subsection (1) above to correct an error which has caused an Account to receive an amount different than that to which it is entitled, the Trust or the Adviser shall make all necessary adjustments to the number of shares owned in the Account and distribute to the Account the amount of such underpayment for credit to the Contract owners. Upon the furnishing of an accounting to the Trust or the Adviser by the Company, the Trust or the Adviser will immediately reimburse to the Company all reasonable expenses incurred by the Company, including the expense of any organization that the Company has retained to provide administration or recordkeeping services under this Agreement, to adjust all Accounts and accounts of Contract owners affected by such error.


                                   ARTICLE II
                           Obligations of the Parties

2.1 The Trust and the Adviser shall prepare and be responsible for filing with the Securities and Exchange Commission and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. The Trust shall bear the costs of registration and qualification of its shares, preparation and filing of the documents listed in this Section 2.1 and all taxes to which an issuer is subject on the issuance and transfer of its shares.

2.2 At the option of the Company, the Trust shall either (a) provide the Company (at the Company's expense) with as many copies of the Trust's current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, as the Company shall reasonably request; or (b) provide the Company with a camera ready copy of such documents in a form suitable for printing. The Trust shall provide the Company with a copy of its statement of additional information in a form suitable for duplication by the Company. The Trust (at its expense) shall provide the Company with copies of any Trust-sponsored proxy materials in such quantity as the Company shall reasonably require for distribution to Contract owners.

2.3 The Company shall bear the costs of printing and distributing the Trust's prospectus, statement of additional information, shareholder reports and other shareholder communications to owners of and applicants for policies for which the Trust is serving or is to serve as an investment vehicle. The Company shall bear the costs of distributing proxy materials (or similar materials such as voting solicitation instructions) to Contract owners. The Company assumes sole responsibility for ensuring that such materials are delivered to Contract owners in accordance with applicable federal and state securities laws.

2.4 (a) The Company agrees and acknowledges that the Adviser is the sole owner of the name and mark "Janus" and that all use of any designation comprised in whole or part of Janus (a "Janus Mark") under this Agreement shall inure to the benefit of the Adviser. Except as provided in Section 2.5, the Company shall not use any Janus Mark on its own behalf or on behalf of the Accounts or Contracts in any registration statement, advertisement, sales literature or other materials relating to the Accounts or Contracts without the prior written consent of the Adviser. Upon termination of this Agreement for any reason, the Company shall cease all use of any Janus Mark(s) as soon as reasonably practicable.

(b) The Trust and the Adviser agree and acknowledge that the names "American United Life Insurance Company "AUL", or any derivative thereof or logo associated with those names ("AUL Mark") is the valuable property of the Company and its affiliates, and that the Trust shall not use any AUL Mark without the prior written consent of the Company. Upon termination of this Agreement for any reason, the Trust and the Adviser shall cease all use of any AUL Mark as soon as reasonably practicable.

2.5 The Company shall furnish, or cause to be furnished, to the Trust or its designee, a copy of each Contract prospectus or statement of additional information in which the Trust or the Adviser is named prior to the filing of such document with the Securities and Exchange Commission. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee, each piece of sales literature or other promotional material in which the Trust or the Adviser is named, at least ten Business Days prior to its use. No such material shall be used if the Trust or its designee reasonably objects to such use within ten Business Days after receipt of such material.

2.6 The Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust or the Adviser in connection with the sale of the Contracts other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), reports of the Trust, Trust-sponsored proxy statements, or in sales literature or other promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee. The Trust or its designee shall use their best efforts to provide such approval or, if approval is not given, then to provide comments suggesting appropriate changes to such information or representations as set forth in Section 2.5 above.

2.7 The Trust and the Adviser shall not give any information or make any representations or statements on behalf of the Company or concerning the Company, the Accounts or the Contracts other than information or representations contained in and accurately derived from the registration statement or prospectus for the Contracts (as such registration statement and prospectus may be amended or supplemented from time to time), or in materials approved by the Company for distribution including sales literature or other promotional materials, except as required by legal process or regulatory authorities or with the written permission of the Company.

2.8 If, and to the extent required by the Exemptive Order or that the Securities and

Exchange Commission interprets the 1940 Act to require pass-through voting privileges for variable Contract owners, the Company will provide pass-through voting privileges to those owners of Contracts subject to the pass-through voting requirements whose cash values are invested, through the Accounts, in shares of the Trust. The Trust shall require all Participating Insurance Companies to calculate voting privileges in the same manner and the Company shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by the Trust. With respect to each Account, the Company will vote shares of the Trust held by the Account and for which no timely voting instructions from Contract owners are received as well as shares it owns that are held by that Account, in the same proportion as those shares for which voting instructions are received. The Company and its agents will in no way recommend or oppose or interfere with the solicitation of proxies for Trust shares held by Contract owners without the prior written consent of the Trust, which consent may be withheld in the Trust's sole discretion.

2.9 The Company shall notify the Trust of any applicable state insurance laws that restrict the Portfolios' investments or otherwise affect the operation of the Trust and shall notify the Trust of any changes in such laws.


                                   ARTICLE III
                         Representations and Warranties

3.1 The Company represents and warrants that it is an insurance company duly organized and in good standing under the laws of the State of Indiana and that it has legally and validly established each Account as a segregated asset account under such law on the date set forth in Schedule A.

3.2 The Company represents and warrants that each Account (1) has been registered or, prior to any issuance or sale of the Contracts, will be registered as a unit investment trust in accordance with the provisions of the 1940 Act or, alternatively (2) has not been registered in proper reliance upon an exclusion from registration under the 1940 Act.

3.3 The Company represents and warrants that the Contracts or interests in the Accounts (1) are or, prior to issuance, will be registered as securities under the 1933 Act or, alternatively (2) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act. The Company further represents and warrants that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws; and the sale of the Contracts shall comply in all material respects with state insurance suitability requirements.

3.4 The Trust and the Adviser represent and warrant that the Trust is duly organized and validly existing under the laws of the State of Delaware.

3.5 The Trust and the Adviser represent and warrant that the Trust shares offered and sold pursuant to this Agreement are duly authorized for issuance in accordance with applicable law and will be registered under the 1933 Act and the Trust shall be registered under the 1940 Act prior to any issuance or sale of such shares. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust.

3.6 The Trust and the Adviser will invest assets of the Portfolios in such a manner to permit the Portfolios to be used for investment by separate accounts of life insurance companies funding variable annuity and variable life insurance contracts, whichever is appropriate, under the Code and the regulations thereunder. Without limiting the scope of the foregoing, the Trust and the Adviser represent and warrant that the investments of each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Code, and the rules and regulations thereunder and each Portfolio has complied with such requirements since each Portfolio's commencement of operations.

3.7 The Trust and the Adviser shall maintain qualification of each Portfolio as a Regulated Investment Company under Subchapter M of the Code (or any successor or similar provisions) and shall notify the Company immediately upon having a reasonable basis for believing that a Portfolio has ceased to so qualify or that it might not so qualify in the future.

3.8 The Trust and the Adviser agree to use their best efforts to ensure that each Portfolio of the Trust shall be managed consistent with its investment objective or objectives, investment policies, and investment restrictions as described in the Trust's prospectus and registration statement, as amended or modified from time to time.

                                   ARTICLE IV
                               Potential Conflicts

4.1 The parties acknowledge that the Trust's shares may be made available for investment to other Participating Insurance Companies. In such event, the Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Participating Insurance Companies. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trustees shall promptly inform the Company if they determine that an irreconcilable material conflict exists and the implications thereof.

4.2 The Company agrees to promptly report any potential or existing conflicts of which it is aware to the Trustees. The Company will assist the Trustees in carrying out their responsibilities under the Exemptive Order by providing the Trustees with all information reasonably necessary for the Trustees to consider any issues raised including, but not limited to, information as to a decision by the Company to disregard Contract owner voting instructions.

4.3 If it is determined by a majority of the Trustees, or a majority of its disinterested Trustees, that a material irreconcilable conflict exists that affects the interests of Contract owners, the Company shall, in cooperation with other Participating Insurance Companies whose contract owners are also affected, at its expense and to the extent reasonably practicable (as determined by the Trustees) take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, which steps could include: (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question of whether or not such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

4.4 If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

4.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account within six (6) months after the Trustees inform the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

4.6 For purposes of Sections 4.3 through 4.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Company be required to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Trustees determine that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the Trustees inform the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees.

4.7 The Company shall at least annually submit to the Trustees such reports, materials or data as the Trustees may reasonably request so that the Trustees may fully carry out the duties imposed upon them by the Exemptive Order, and said reports, materials and data shall be submitted more frequently if deemed appropriate by the Trustees.

4.8 If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Exemptive Order) on terms and conditions materially different from those contained in the Exemptive Order, then the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable.

                                   ARTICLE V
                                Indemnification

5.1 Indemnification By the Company. The Company agrees to indemnify and hold harmless the Trust, the Adviser, and each of their Trustees, Directors, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Article V) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such
Losses:

(a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a registration statement or prospectus for the Contracts or in the Contracts themselves or in sales literature generated or approved by the Company on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Company by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

(b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined in Section 5.2(a)) or wrongful conduct of the Company or persons under its control, with respect to the sale or acquisition of the Contracts or Trust shares; or

 (c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined in Section 5.2(a) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of the Company; or

 (d) arise out of or result from any failure by the Company to provide the services or furnish the materials required under the terms of this Agreement; or

(e) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company.

5.2 Indemnification By the Adviser. The Adviser agrees to indemnify and hold harmless the Company and each of its directors, officers, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, and the Accounts (collectively, the "Indemnified Parties" for purposes of this Article V) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses:

(a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or sales literature for the Trust prepared by the Trust or the Adviser (or any amendment or supplement thereto), (collectively, "Trust Documents" for the purposes of this Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Trust or the Adviser by or on behalf of the Company for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

(b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents) or wrongful conduct of the Trust or persons under its control, with respect to the sale or acquisition of the Contracts or Trust shares; or

(c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Company by or on behalf of the Trust; or

(d) arise out of or result from any failure by the Trust to provide the services or furnish the materials required under the terms of this Agreement; or

(e) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust, including but not limited to, compliance with the diversification requirements of Section 817(h) of the Code and qualification of each Portfolio of the Trust as a regulated investment company under Subchapter M of the

Code.

5.3 Neither the Company nor the Adviser shall be liable under the indemnification provisions of Sections 5.1 or 5.2, as applicable, with respect to any Losses incurred or assessed against an Indemnified Party that arise from such Indemnified Party's willful misfeasance, bad faith or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

5.4 Neither the Company nor the Adviser shall be liable under the indemnification provisions of Sections 5.1 or 5.2, as applicable, with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the other party in writing within a reasonable time after the summons, or other first written notification, giving information of the nature of the claim shall have been served upon or otherwise received by such Indemnified Party (or after such Indemnified Party shall have received notice of service upon or other notification to any designated agent), but failure to notify the party against whom indemnification is sought of any such claim shall not relieve that party from any liability which it may have to the Indemnified Party in the absence of Sections 5.1 and 5.2.

5.5 In case any such action is brought against the Indemnified Parties, the indemnifying party shall be entitled to participate, at its own expense, in the defense of such action. The indemnifying party also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the indemnifying party to the Indemnified Party of an election to assume such defense, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the indemnifying party will not be liable to the Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.


                                   ARTICLE VI
                                   Termination

6.1  This Agreement may be terminated as follows:

(a) by any party for any reason by ninety (90) days advance written notice delivered to the other parties;

(b) at the option of the Company if shares of the Trust are not reasonably available to meet the requirements of the Contracts, as determined by the Company, and upon written notice by the Company to the other parties to this Agreement;

(c) at the option of the Company upon institution of formal proceedings against the Trust or the Adviser by the NASD, the SEC, or any state securities or insurance department or any other regulatory body if the Company shall determine, in its sole judgement exercised in good faith, that the Trust or the Adviser has suffered a material

(d) at the option of the Trust or the Adviser upon institution of formal proceedings against the Company by the NASD, the SEC, or any state securities or insurance department or any other regulatory body if the Trust or Adviser shall determine, in its sole judgement exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity;

(e) at the option of any party to the Agreement upon a determination by a majority of the Trustees of the Trust, or a majority of disinterested Trustees, that an irreconcilable material conflict exists;

(f) at the option of the Company if the Trust fails to meet the diversification requirements under Subchapter M or Section 817(h) of the Code as provided in this Agreement;

(g) at the option of the Company upon a material breach of this Agreement or of any representation or warranty herein by the Trust of the Adviser, or at the option of the Trust or the Adviser upon a material breach of this Agreement or any representation or warranty herein by the Company.

6.2 Notwithstanding any termination of this Agreement, the Trust shall, at the option of the Company, continue to make available additional shares of the Trust (or any Portfolio) pursuant to the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement, provided that the Company continues to pay the costs set forth in Section 2.3.

6.3 The provisions of Article V shall survive the termination of this Agreement, and the provisions of Article IV and Section 2.8 shall survive the termination of this Agreement as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 6.2.

                                   ARTICLE VII
                                     Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

Janus Aspen Series
100 Fillmore Street

Denver, Colorado 80206
Attention:  David C. Tucker, Esq.
General Counsel

If to the Company:

American United Life Insurance Company
One American Square
Indianapolis, Indiana 46206
Attention:  Richard A. Wacker
Associate General Counsel

                                  ARTICLE VIII
                                  Miscellaneous

8.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

8.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

8.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

8.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of State of Colorado.

8.5 The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

8.6 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

8.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

8.8 The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect.

8.9 Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written approval of the other party.

8.10 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

8.11 The Trust and the Adviser agree to treat as the property of the Company any list or compilation of names, addresses, and other information relating to the owners of the Contracts or prospects for the sale of Contracts acquired in the course of performing under this Agreement and agree not to use such information for any purpose without the prior consent of the Company, or except as required by applicable law.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Participation Agreement as of the date and year first above written.


                              JANUS ASPEN SERIES



                              By:
                              Name:
                              Title:


                              JANUS CAPITAL CORPORATION



                              By:
                              Name:
                              Title:


                              AMERICAN UNITED LIFE INSURANCE
                              COMPANY



                              By:
                              Name:
                              Title:

                                   Schedule A
                   Separate Accounts and Associated Contracts

Name of Separate Account and Date            Contracts Funded
Established by the AUL Exec. Comm.           By Separate Account
----------------------------------           -------------------

AUL American Unit Trust                      Registered 401, 403(b), 457, 408
  (established 8/17/89)                        contracts

Group Retirement Annuity                     Qualified 401 contracts
  Separate Account I
  (established 8/17/89)

Group Retirement Annuity                     Qualified 401 contracts
  Separate Account II
  (established 8/17/89)

                          FUND PARTICIPATION AGREEMENT


THIS AGREEMENT made as of the 1st day of May, 1997, by and between the PBHG INSURANCE SERIES FUND, INC. ("FUND"), a Maryland corporation, PILGRIM BAXTER & ASSOCIATES, LTD. ("Adviser"), a Delaware corporation, AMERICAN UNITED LIFE INSURANCE COMPANY ("LIFE COMPANY"), a life insurance company organized under the laws of the State of Indiana.

WHEREAS, FUND is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "40 Act"), as an open-end, diversified management investment company; and

WHEREAS, FUND is organized as a series fund comprised of several Portfolios ("Portfolios"), with those currently available being listed on Appendix A hereto; and

WHEREAS, FUND was organized to act as the funding vehicle for certain variable life insurance and/or variable annuity contracts ("Variable Contracts") offered by life insurance companies through separate accounts ("Separate Accounts") of such life insurance companies ("Participating Insurance Companies"); and

WHEREAS, FUND may also offer its shares to certain qualified pension and retirement plans ("Qualified Plans"); and

WHEREAS, FUND will apply for an order from the SEC, granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the '40 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of the FUND to be sold to and held by Variable Contract separate accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans ("Exemptive Order"); and

WHEREAS, LIFE COMPANY has established or will establish one or more separate accounts ("Separate Accounts") to offer Variable Contracts and is desirous of having FUND as one of the underlying funding vehicles for such Variable Contracts; and

WHEREAS, ADVISER is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and as a broker-dealer under the Securities Exchange Act of 1934, as amended and acts as the FUND's investment adviser; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, LIFE COMPANY intends to purchase shares of FUND to fund the aforementioned Variable Contracts and FUND is authorized to sell such shares to LIFE COMPANY at net asset value;

NOW, THEREFORE, in consideration of their mutual promises, LIFE COMPANY, FUND, and ADVISER agree as follows:

                         Article I. SALE OF FUND SHARES

1.1 FUND agrees to make available to the Separate Accounts of LIFE COMPANY shares of the selected Portfolios as listed on Appendix B for investment of purchase payments of Variable Contracts allocated to the designated Separate Accounts as provided in FUND's Registration Statement.

1.2 FUND agrees to sell to LIFE COMPANY those shares of the selected Portfolios of FUND which LIFE COMPANY orders, executing such orders on a daily basis at the net asset value next computed after receipt by FUND or its designee of the order for the shares of FUND. For purposes of this Section 1.2, LIFE COMPANY shall be the designee of FUND for receipt of such orders from the designated Separate Account and receipt by such designee shall constitute receipt by FUND; provided that LIFE COMPANY receives the order by 4:00 p.m. New York time and FUND receives notice from LIFE COMPANY by telephone or facsimile (or by such other means as FUND and LIFE COMPANY may agree in writing) of such order by 8:30 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which FUND calculates its net asset value pursuant to the rules of the SEC.

1.3 FUND agrees to redeem on LIFE COMPANY's request, any full or fractional shares of FUND held by LIFE COMPANY, executing such requests on a daily basis at the net asset value next computed after receipt by FUND or its designee of the request for redemption, in accordance with the provisions of this agreement and FUND's Registration Statement. For purposes of this Section 1.3, LIFE COMPANY shall be the designee of FUND for receipt of requests for redemption from the designated Separate Account and receipt by such designee shall constitute receipt by FUND; provided that LIFE COMPANY receives the request for redemption by 4:00 p.m. New York time and FUND receives notice from LIFE COMPANY by telephone or facsimile (or by such other means as FUND and LIFE COMPANY may agree in writing) of such request for redemption by 8:30 a.m. New York time on the next following Business Day.

1.4 FUND shall furnish, on or before the ex-dividend date, notice to LIFE COMPANY of any income dividends or capital gain distributions payable on the shares of any Portfolio of FUND. LIFE COMPANY hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of the Portfolio. FUND shall notify LIFE COMPANY or its designee of the number of shares so issued as payment of such dividends and distributions.

1.5 FUND shall make the net asset value per share for the selected Portfolio(s) available to LIFE COMPANY on a daily basis as soon as reasonably practicable after the net asset value per share is calculated but shall use its best efforts to make such net asset value available by 7:00 p.m. New York time. If FUND provides LIFE COMPANY with materially incorrect share net asset value information through no fault of LIFE COMPANY, LIFE COMPANY on behalf of the Separate Accounts, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error in the calculation of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to LIFE COMPANY.

1.6 At the end of each Business Day, LIFE COMPANY shall use the information described in Section 1.5 to calculate Separate Account unit values for the day. Using these unit values, LIFE COMPANY shall process each such Business Day's Separate Account transactions based on requests and premiums received by it by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) to determine the net dollar amount of FUND shares which shall be purchased or redeemed at that day's closing net asset value per share. The net purchase or redemption orders so determined shall be transmitted to FUND by LIFE COMPANY by 8:30 a.m. New York Time on the Business Day next following LIFE COMPANY's receipt of such requests and premiums in accordance with the terms of Sections 1.2 and 1.3 hereof.

1.7 If LIFE COMPANY's order requests the purchase of FUND shares, LIFE Company shall pay for such purchase by wiring federal funds to FUND or its designated custodial account on the day the order is transmitted by LIFE COMPANY to FUND. If LIFE COMPANY's order requests a net redemption resulting in a payment of redemption proceeds to LIFE COMPANY, FUND shall wire the redemption proceeds to LIFE COMPANY ordinarily on the next Business Day. In any event, proceeds shall be wired to LIFE COMPANY within three Business Days or such longer period permitted by the '40 Act or the rules, orders or regulations thereunder and FUND shall notify the person designated in writing by LIFE COMPANY as the recipient for such notice of any delay in wiring redemption proceeds beyond the next Business Day by 3:00 p.m. New York Time the same Business Day that LIFE COMPANY transmits the redemption order to FUND.

1.8 FUND agrees that all shares of the Portfolios of FUND will be sold only to Participating Insurance Companies which have agreed to participate in FUND to fund their Separate Accounts and/or to Qualified Plans, all in accordance with the requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code") and Treasury Regulation 1.817-5. Shares of the Portfolios of FUND will not be sold directly to the general public.

1.9 FUND may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of the shares of or liquidate any Portfolio of FUND if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of Directors of the FUND (the "Board"), acting in good faith and in light of its duties under federal and any applicable state laws, deemed necessary, desirable or appropriate and in the best interests of the shareholders of such Portfolios.

1.10 Issuance and transfer of Portfolio shares will be by book entry only. Stock certificates will not be issued to LIFE COMPANY or the Separate Accounts. Shares ordered from Portfolio will be recorded in appropriate book entry titles for the Separate Accounts.

                   Article II. REPRESENTATIONS AND WARRANTIES

2.1 LIFE COMPANY represents and warrants that it is an insurance company duly organized and in good standing under the laws of the State of Indiana and that it has legally and validly established each Separate Account as a segregated asset account under such laws, and that Life Company, the principal underwriter for the Variable Contracts, is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "'34 Act").

2.2 LIFE COMPANY represents and warrants that it has registered or, prior to any issuance or sale of the Variable Contracts, will register each Separate Account as a unit investment trust ("UIT") in accordance with the provisions of the '40 Act and cause each Separate Account to remain so registered to serve as a segregated asset account for the Variable Contracts, unless an exemption from registration is available.

2.3 LIFE COMPANY represents and warrants that the Variable Contracts will be registered under the Securities Act of 1933 (the "'33 Act") unless an exemption from registration is available prior to any issuance or sale of the Variable Contracts and that the Variable Contracts will be issued and sold in compliance in all material respects with all applicable federal and state securities laws and further that the sale of the Variable Contracts shall comply in all material respects with applicable state insurance law suitability requirements.

2.4 LIFE COMPANY represents and warrants that the Variable Contracts are currently and at the time of issuance will be treated as life insurance, endowment or annuity contracts, as pertinent, under applicable provisions of the Code, that it will maintain such treatment and that it will notify FUND immediately upon having a reasonable basis for believing that the Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

2.5 FUND represents and warrants that the Fund shares offered and sold pursuant to this Agreement will be registered under the '33 Act and sold in accordance with all applicable federal and state laws, and FUND shall be registered under the '40 Act prior to and at the time of any issuance or sale of such shares. FUND, subject to Section 1.9 above, shall amend its registration statement under the '33 Act and the '40 Act from time to time as required in order to effect the continuous offering of its shares. FUND shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by FUND.

2.6 FUND represents and warrants that each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify LIFE COMPANY immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

2.7 FUND represents and warrants that each Portfolio invested in by the Separate Account intends to elect to be treated as a "regulated investment company" under Subchapter M of the Code, and each Portfolio will qualify for such treatment for each taxable year and will notify LIFE COMPANY immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

2.8. ADVISER represents and warrants that it is and will remain duly registered and licensed in all material respects under all applicable federal and state securities laws and shall perform its obligations hereunder in compliance in all material respects with any applicable state and federal securities laws. Adviser represents and warrants that each Portfolio shall be managed consistent of its investment objective or objectives, investment policies, and investment restrictions as described in the Fund's prospectus and registration statement, as amended or modified from time to time.

                  Article III. PROSPECTUS AND PROXY STATEMENTS

3.1 FUND shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of FUND. FUND shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this Section 3.1 and all taxes and filing fees to which an issuer is subject on the issuance and transfer of its shares.

3.2 At least annually, FUND or its designee shall provide LIFE COMPANY, free of charge, with as many copies of the current prospectus for the shares of the Portfolios as LIFE COMPANY may reasonably request for distribution to existing Variable Contract owners whose Variable Contracts are funded by such shares. FUND or its designee shall provide LIFE COMPANY, at LIFE COMPANY's expense, with as many copies of the current prospectus for the shares as LIFE COMPANY may reasonably request for distribution to prospective purchasers of Variable Contracts. If requested by LIFE COMPANY in lieu thereof, FUND or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of LIFE COMPANY, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once a year (or more frequently if the prospectus for the shares is supplemented or amended) to have the prospectus for the Variable Contracts and the prospectus for the FUND shares printed together in one document. The expenses of such printing will be apportioned between (a) LIFE COMPANY and (b) FUND in proportion to the number of pages of the Variable Contract and FUND's prospectus, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; FUND to bear the cost of printing the FUND's prospectus portion of such document for distribution only to owners of existing Variable Contracts funded by the FUND's shares and LIFE COMPANY to bear the expense of printing the portion of such documents relating to the Separate Account; provided, however, LIFE COMPANY shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Variable
Contracts not funded by the FUND's shares. In the event that LIFE COMPANY requests that FUND or its designee provide FUND's prospectus in a "camera ready" or diskette format, FUND shall be responsible for providing the prospectus in the format in which it is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus in such format (e.g. typesetting expenses), and LIFE COMPANY shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

3.3 FUND  will  provide  LIFE  COMPANY  with at least one  complete  copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to the Portfolios promptly after the filing of each such document with the SEC or other regulatory authority. LIFE COMPANY will provide FUND with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to a Separate Account promptly after the filing of each such document with the SEC or other regulatory authority.

3.4 The FUND, at its expense, shall provide the LIFE COMPANY with copies of its proxy materials, periodic reports to shareholders and other communications to shareholders in such quantity as the LIFE COMPANY shall reasonably require for purposes of distributing to owners of Variable Contacts issued by the LIFE COMPANY. The FUND, at the LIFE COMPANY's expense, shall provide the LIFE COMPANY with copies of its periodic reports to shareholders and other communications to shareholders in such quantity as the LIFE COMPANY shall reasonably request for use in connection with offering the Variable Contracts issued by the LIFE COMPANY. If requested by the LIFE COMPANY in lieu thereof, the FUND shall provide such documentation (including a final copy of the FUND's proxy materials, periodic reports to shareholders and other communications to shareholders, as set in type or in camera-ready copy) and other assistance as reasonably necessary in order for the LIFE COMPANY to print such shareholder communications for distribution to owners of Variable Contacts issued by the LIFE COMPANY.

                           Article IV. SALES MATERIALS

4.1 LIFE COMPANY will furnish, or will cause to be furnished, to FUND and ADVISER, each piece of sales literature or other promotional material in which FUND or ADVISER is named, at least ten (10) Business Days prior to its intended use. No such material will be used if FUND or ADVISER objects to its use in writing within ten (10) Business Days after receipt of such material. Notwithstanding the above, FUND and ADVISER agree that total return information of the FUND's Portfolios may be used in sales literature or other promotional material developed by LIFE COMPANY without first furnishing such sales literature or other promotional material to FUND and ADVISER, provided that such total return information is derived from the prospectus or registration statement of the FUND or from reports provided by FUND or ADVISER or the designee of either to LIFE COMPANY and provided that FUND and ADVISER have been provided prior to its intended use within the time period described above the form of the sales literature or other promotional material that contains or will contain the total return information, and that neither FUND nor ADVISER has objected to its use in writing and provided further that LIFE COMPANY shall be responsible for using such total return information in conformity with the information it is provided.

4.2 FUND and ADVISER will furnish, or will cause to be furnished, to LIFE COMPANY, each piece of sales literature or other promotional material in which LIFE COMPANY or its Separate Accounts are named, at least ten (10) Business Days prior to its intended use. No such material will be used if LIFE COMPANY objects to its use in writing within ten (10) Business Days after receipt of such material.

4.3 FUND and its affiliates and agents shall not give any information or make any representations on behalf of LIFE COMPANY or concerning LIFE COMPANY, the Separate Accounts, or the Variable Contracts issued by LIFE COMPANY, other than the information or representations contained in a registration statement or prospectus for such Variable Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports of the Separate Accounts or reports prepared for distribution to owners of such Variable Contracts, or in sales literature or other promotional material approved by LIFE COMPANY or its designee, except with the written permission of LIFE COMPANY.

4.4 LIFE COMPANY and its affiliates and agents shall not give any information or make any representations on behalf of FUND or concerning FUND other than the information or representations contained in a registration statement or prospectus for FUND, as such registration statement and prospectus may be amended or supplemented from time to time, or in sales literature or other promotional material supplied or approved by FUND or its designee, except with the written permission of FUND or its designee.

4.5 For purposes of this Agreement, the phrase "sales literature or other promotional material" or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under National Association of Securities Dealers, Inc. ("NASD") rules, the '40 Act or the '33 Act.

                         Article V. POTENTIAL CONFLICTS

5.1 The parties acknowledge that FUND will be filing an application with the SEC to request an order granting relief from various provisions of the '40 Act and the rules thereunder to the extent necessary to permit FUND shares to be sold to and held by Variable Contract separate accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans. It is anticipated that the Exemptive Order, when and if issued, shall require FUND and each Participating Insurance Company to comply with conditions and undertakings substantially as provided in this
Section 5. If the Exemptive Order imposes conditions materially different from those provided for in this Section 5, the conditions and undertakings imposed by the Exemptive Order of which Life Company is provided with a copy shall govern this Agreement and the parties hereto agree to amend this Agreement consistent with the Exemptive Order. The Fund will not enter into a participation agreement with any other Participating Insurance Company unless it imposes the same conditions and undertakings as are imposed on LIFE COMPANY hereby.

5.2 The Board will monitor FUND for the existence of any material irreconcilable conflict between the interests of Variable Contract owners of all separate accounts investing in FUND. An irreconcilable material conflict may arise for a variety of reasons, which may include: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of FUND are being managed;
(e) a difference in voting instructions given by Variable Contract owners; (f) a decision by a Participating Insurance Company to disregard the voting instructions of Variable Contract owners and (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of plan participants.

5.3 LIFE COMPANY will report any potential or existing conflicts to the Board. LIFE COMPANY will be responsible for assisting the Board in carrying out its duties in this regard by providing the Board with all information reasonably necessary for the Board to consider any issues raised. The responsibility includes, but is not limited to, an obligation by the LIFE COMPANY to inform the Board whenever it has determined to disregard Variable Contract owner voting instructions. These responsibilities of LIFE COMPANY will be carried out with a view only to the interests of the Variable Contract owners.

5.4 If a majority of the Board or majority of its disinterested Directors, determines that a material irreconcilable conflict exists affecting LIFE COMPANY, LIFE COMPANY, at its expense and to the extent reasonably practicable (as determined by a majority of the Board's disinterested Directors), will take any steps necessary to remedy or eliminate the irreconcilable material conflict, including; (a) withdrawing the assets allocable to some or all of the Separate Accounts from FUND or any Portfolio thereof and reinvesting those assets in a different investment medium, which may include another Portfolio of FUND, or another investment company; (b) submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and as appropriate, segregating the assets of any appropriate group (i.e variable annuity or variable life insurance Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; and (c) establishing a new registered management investment company (or series thereof) or managed separate account. If a material irreconcilable conflict arises because of LIFE COMPANY's decision to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, LIFE COMPANY may be required, at the election of FUND, to withdraw the Separate Account's investment in FUND, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interests of the Variable Contract owners.

For the purposes of this Section 5.4, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict but in no event will FUND or ADVISER (or any other investment adviser of FUND) be required to establish a new funding medium for any Variable Contract. Further, LIFE COMPANY shall not be required by this Section 5.4 to establish a new funding medium for any Variable Contracts if any offer to do so has been declined by a vote of a majority of Variable Contract owners materially and adversely affected by the irreconcilable material conflict.

5.5 The Board's determination of the existence of an irreconcilable material conflict and its implications shall be made known promptly and in writing to LIFE COMPANY.

5.6 No less than annually, LIFE COMPANY shall submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out its obligations. Such reports, materials, and data shall be submitted more frequently if deemed appropriate by the Board.

                               Article VI. VOTING

6.1 LIFE COMPANY will provide pass-through voting privileges to all owners of Variable Contract funded by Separate Accounts that are registered with the SEC as investment companies so long as the SEC continues to interpret the '40 Act as requiring pass-through voting privileges for such Variable Contract owners. Accordingly, LIFE COMPANY, where applicable, will vote shares of the Portfolio held in its registered Separate Accounts in a manner consistent with voting instructions timely received from its Variable Contract owners. LIFE COMPANY will be responsible for following reasonable instructions provided by Fund so that each of its Separate Accounts that participates in FUND calculates voting privileges in a manner consistent with other Participating Insurance Companies. LIFE COMPANY will vote shares held by its registered Separate Accounts for which it has not received timely voting instructions in the same proportion as its votes those shares for which it has received voting instructions.

6.2 If and to the extent Rule 6e-2 and Rule 6e-3(T) are amended, or if Rule 6e-3 is adopted, to provide exemptive relief from any provision of the '40 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Exemptive Order, then FUND, and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable.

                          Article VII. INDEMNIFICATION

7.1 Indemnification by LIFE COMPANY. LIFE COMPANY agrees to indemnify and hold harmless FUND, ADVISER and each of their directors, principals, officers, employees and agents and each person, if any, who controls FUND or ADVISER within the meaning of Section 15 of the '33 Act (collectively, the "Indemnified Parties" for purposes of this Article VII) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of LIFE COMPANY, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

(a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Variable Contracts or contained in the Variable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY by or on behalf of FUND or Adviser for use in the registration statement or prospectus for the Variable Contracts or in the Variable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or FUND shares; or

(b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of FUND not supplied by LIFE COMPANY, or persons under its control) or wrongful conduct of LIFE COMPANY or persons under its control, with respect to the sale or distribution of the Variable Contracts or FUND shares; or

(c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of FUND or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to FUND by or on behalf of LIFE COMPANY; or

(d) arise as a result of any failure by LIFE COMPANY to provide substantially the services and furnish the materials under the terms of this Agreement; or

(e) arise out of or result from any material breach of any representation and/or warranty made by LIFE COMPANY in this Agreement or arise out of or result from any other material breach of this Agreement by LIFE COMPANY.

7.2 LIFE COMPANY shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

7.3 LIFE COMPANY shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified LIFE COMPANY in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify LIFE COMPANY of any such claim shall not relieve LIFE COMPANY from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, LIFE COMPANY shall be entitled to participate at its own expense in the defense of such action. LIFE COMPANY also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from LIFE COMPANY to such party of LIFE COMPANY's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and LIFE COMPANY will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

7.4 Indemnification by ADVISER. ADVISER agrees to indemnify and hold harmless LIFE COMPANY and each of its directors, officers, employees, and agents and each person, if any, who controls LIFE COMPANY within the meaning of Section 15 of the '33 Act (collectively, the "Indemnified Parties" for the purposes of this Article VII) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of ADVISER which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

(a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of FUND (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to ADVISER or FUND by or on behalf of LIFE COMPANY for use in the registration statement or prospectus for FUND or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or FUND shares; or

(b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Contracts not supplied by ADVISER or persons under its control) or wrongful conduct of FUND or ADVISER or persons under their control, with respect to the sale or distribution of the Variable Contracts or FUND shares; or

(c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Variable Contracts, or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY for inclusion therein by or on behalf of FUND; or

(d) arise as a result of (i) a failure by FUND to provide substantially the services and furnish the materials under the terms of this Agreement; or (ii) a failure by a Portfolio(s) invested in by the Separate Account to comply with the diversification requirements of Section 817(h) of the Code; or (iii) a failure by a Portfolio(s) invested in by the Separate Account to qualify as a "regulated investment company" under Subchapter M of the Code; or

(e) arise out of or result from any material breach of any representation and/or warranty made by ADVISER or FUND in this Agreement or arise out of or result from any other material breach of this Agreement by ADVISER or FUND.

7.5 ADVISER shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

7.6 ADVISER shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified ADVISER in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify ADVISER of any such claim shall not relieve ADVISER from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, ADVISER shall be entitled to participate at its own expense in the defense thereof. ADVISER also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from ADVISER to such party of ADVISER's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and ADVISER will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                         Article VIII. TERM; TERMINATION

8.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

8.2  This Agreement shall terminate in accordance with the following provisions:

(a) At the option of LIFE COMPANY or FUND at any time from the date hereof upon 60 days' notice, unless a shorter time is agreed to by the parties;

(b) At the option of LIFE COMPANY, if FUND shares are not reasonably available to meet the requirements of the Variable Contracts as determined by LIFE COMPANY. Prompt notice of election to terminate shall be furnished by LIFE COMPANY, said termination to be effective ten days after receipt of notice unless FUND makes available a sufficient number of shares to reasonably meet the requirements of the Variable Contracts within said ten-day period;

(c) At the option of LIFE COMPANY, upon the institution of formal proceedings against FUND by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in LIFE COMPANY's reasonable judgment, materially impair FUND's ability to meet and perform FUND's obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by LIFE COMPANY with said termination to be effective upon receipt of notice;

(d) At the option of FUND, upon the institution of formal proceedings against LIFE COMPANY by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in FUND's reasonable judgment, materially impair LIFE COMPANY's ability to meet and perform its obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by FUND with said termination to be effective upon receipt of notice;

(e) In the event FUND's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Variable Contracts issued or to be issued by LIFE COMPANY. Termination shall be effective upon such occurrence without notice;

(f) At the option of FUND if the Variable Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code, or if FUND reasonably believes that the Variable Contracts may fail to so qualify. Termination shall be effective upon receipt of notice by LIFE COMPANY;

(g) At the option of LIFE COMPANY, upon FUND's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of LIFE COMPANY within ten days after written notice of such breach is delivered to FUND;

(h) At the option of FUND, upon LIFE COMPANY's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of FUND within ten days after written notice of such breach is delivered to LIFE COMPANY;

(i) At the option of FUND, if the Variable Contracts are not registered, issued or sold in accordance with applicable federal and/or state law. Termination shall be effective immediately upon such occurrence without notice;

(j) In the event this Agreement is assigned without the prior written consent of LIFE COMPANY, FUND, and ADVISER, termination shall be effective immediately upon such occurrence without notice.

(k) At the option of either party, in the event of a material irreconcilable conflict as provided in Article V.

8.3 Notwithstanding any termination of this Agreement pursuant to Section 8.2 hereof, FUND at its option may elect to continue to make available additional FUND shares, as provided below, for so long as FUND desires pursuant to the terms and conditions of this Agreement, for all Variable Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, if FUND so elects to make additional FUND shares available, the owners of the Existing Contracts or LIFE COMPANY, whichever shall have legal authority to do so, shall be permitted to reallocate investments in FUND, redeem investments in FUND and/or invest in FUND upon the payment of additional premiums under the Existing Contracts. In the event of a termination of this Agreement pursuant to Section 8.2 hereof, FUND and ADVISER, as promptly as is practicable under the circumstances, shall notify LIFE COMPANY whether FUND elects to continue to make FUND shares available after such
termination.   If  FUND  shares   continue  to  be  made  available  after  such
termination, the provisions of this Agreement shall remain in effect and thereafter either FUND or LIFE COMPANY may terminate the Agreement, as so continued pursuant to this Section 8.3, upon sixty (60) days prior written notice to the other party.

8.4 Except as necessary to implement Variable Contract owner initiated transactions, or as required by state insurance laws or regulations, LIFE COMPANY shall not redeem the shares attributable to the Variable Contracts (as opposed to the shares attributable to LIFE COMPANY's assets held in the Separate Accounts), and LIFE COMPANY shall not prevent Variable Contract owners from allocating payments to a Portfolio that was otherwise available under the Variable Contracts until thirty (30) days after the LIFE COMPANY shall have notified FUND of its intention to do so.

                               Article IX. NOTICES

Any notice hereunder shall be given by registered or certified mail return receipt requested to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

               If to FUND:

PBHG Insurance Series Fund, Inc.
1255 Drummers Lane,  Suite 300
Wayne, PA 19087
Attention: Mr. Brian F. Bereznak

               With a copy to:

PBHG Insurance Series Fund, Inc.
1255 Drummers Lane, Suite 300
Wayne, PA 19087
Attention: John M. Zerr, Esq.

               If to the ADVISER:

PBHG Insurance  Series Fund, Inc.
1255 Drummers Lane,  Suite 300
Wayne, PA 19087
Attention: Mr. Brian F. Bereznak

               With a copy to:

PBHG Insurance  Series Fund, Inc.
1255 Drummers Lane, Suite 300
Wayne, PA 19087
Attention: John M. Zerr, Esq.

               If to LIFE COMPANY:

American  United Life Insurance Company
One American  Square
Indianapolis,  IN   46282
Attention: Richard A. Wacker, Esq.

Notice shall be deemed given on the date of receipt by the addressee as evidenced by the return receipt.

                            Article X. MISCELLANEOUS

10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Pennsylvania. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC granting exemptive relief therefrom and the conditions of such orders.

10.5 It is understood and expressly stipulated that neither the shareholders of shares of any Portfolio nor the Directors or officers of FUND or any Portfolio shall be personally liable hereunder. No Portfolio shall be liable for the liabilities of any other Portfolio. All persons dealing with FUND or a Portfolio must look solely to the property of FUND or that Portfolio, respectively, for enforcement of any claims against FUND or that Portfolio. It is also understood that each of the Portfolios shall be deemed to be entering into a separate Agreement with LIFE COMPANY so that it is as if each of the Portfolios had signed a separate Agreement with LIFE COMPANY and that a single document is being signed simply to facilitate the execution and administration of the Agreement.

10.6 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

10.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

10.8 No provision of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by FUND, ADVISER and the LIFE COMPANY.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Fund Participation Agreement as of the date and year first above written.


PBHG INSURANCE SERIES FUND, INC.


By: /s/ Lee T. Cummings
Name: Lee T. Cummings
Title: Vice President



PILGRIM BAXTER & ASSOCIATES, LTD.


By: /s/ Eric C. Schneider
Name: Eric C. Schneider
Title: CFO



AMERICAN UNITED LIFE INSURANCE COMPANY


By: /s/ Richard A. Wacker
Name: Richard A. Wacker
Title: Associate General Counsel

                                   Appendix A


PBHG Insurance Series Fund, Inc. - Portfolios*

PBHG Growth II Portfolio

PBHG Technology & Communications Portfolio


*  Expected to begin investment operations on May 1, 1997.

                                   Appendix B
                   Separate Accounts and Associated Contracts



Name of Separate Account and Date           Contracts Funded
Established by the AUL Exec. Comm.        By Separate Account          Selected Portfolios
----------------------------------        -------------------          ---------------------




AUL American Unit Trust                  Registered 401, 403(b),       Growth II
(established 8/17/89)                    457 & 408 contracts           Technology &
                                                                       Communications


Group Retirement Annuity Separate        Qualified 401 contracts       Growth II
Account I (established 8/17/89)                                        Technology &
                                                                       Communications


Group Retirement Annuity Separate        Qualified 401 contracts       Growth II
Account II (established 8/17/89)                                       Technology &
                                                                       Communications


                          FUND PARTICIPATION AGREEMENT

American United Life (the "Company"), SAFECO Resource Series Trust, an unincorporated business trust organized under the laws of the state of Delaware (the "Trust"), and its investment adviser, SAFECO Asset Management Company, a Washington corporation ("SAM"), hereby agree to an arrangement whereby shares of the series funds comprising the Trust (the "Portfolios") shall be made available to serve as underlying investment media for variable annuity and/or variable life insurance contracts ("Variable Contracts") to be issued by the Company, subject to the following provisions:

1.  Establishment of Accounts: Availability of Portfolios.

(a) The Company represents that it has established variable annuity accounts and variable life accounts (the "Accounts"), each of which is a separate account under the insurance laws of the state of the Company's domicile, and has registered each of the Accounts as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), unless such Account is exempt from registration, to serve as an investment vehicle for the Variable Contracts. Each Variable Contract provides for the allocation of net amounts received by the Company to an Account for investment in the shares of one or more specified open-end investment companies available through that Account as underlying investment media. Selection of a particular underlying investment and changes in such selection from time to time may be made by the person covered under the Variable Contract ("Participant") or Variable Contract owner, as applicable under the particular Variable Contract.

(b) The Trust and SAM represent and warrant that the investments of the Portfolios will at all times be adequately diversified within the meaning of
Section 817(h) of the Internal Revenue Service Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder (the "Regulations"), and that at all times while this Agreement is in effect (i) all beneficial interests in the Portfolios will be owned by one or more insurance companies or qualified plans (through trustees), or by any other party permitted under Section 1.817-5(f)(3) of the Regulations, and (ii) no shares of any Portfolio will be sold to the general public.

(c) SAM represents and warrants that it is registered as an investment adviser with the Securities and Exchange Commission ("SEC").

2. Marketing and Promotion.

(a) The Company agrees to make every reasonable effort to market its Variable Contracts, whether directly or through its affiliates. In marketing and administering the Variable Contracts, the Company and its affiliates will comply with all applicable State and Federal laws.

(b) SAM agrees to provide the Company with monthly and/or quarterly performance information with respect to the Portfolios, and such other information as the parties deem appropriate for the promotion of the Portfolios, within five business days of the end of each month for monthly information and within ten days of the end of each calendar quarter for quarterly information.

3.  Pricing Information; Orders; Settlement.

(a) SAM will make shares of the Portfolios available to be purchased by the Company, and will accept redemption orders from the Company, on behalf of each Account, at the net asset value applicable to each order on each day on which the Trust calculates its net asset value pursuant to the rules of the SEC. Portfolio shares shall be purchased and redeemed in such quantity and at such time determined by the Company to be necessary to meet the requirements of those Variable Contracts for which the Portfolios serve as underlying investment media.

(b) SAM will provide to the Company closing net asset value, dividend and capital gain information at the close of trading each day that the New York Stock Exchange (the "Exchange") is open (each such day, a "business day"). The Company hereby elects to reinvest in the Portfolios all dividends and distributions payable on a Portfolio's shares and to receive such dividends and distributions in additional shares of such Portfolio. The Company reserves the right to revoke this election in writing and to receive all such dividends and distributions in cash.

(c) The Company will send via facsimile transmission to SAM, or to such other agent as the Trust may specify, orders to purchase and/or redeem Portfolio shares. Orders from Variable Contract owners or Participants received by the Company which are sent by the Company prior to the close of the Exchange on any given business day via facsimile transmission to SAM or such other agent as the Trust may specify by 8:00 a.m., Pacific Time, the following business day will be executed by SAM or such agent at the net asset value determined as of the close of the Exchange on such prior business day. Any orders received by the Company after the close of the Exchange on such prior business day (or not meeting the foregoing sentence's requirements) will be deemed to be received by the Company on the following business day, and will be executed by SAM at the net asset value determined as of the close of the Exchange on the next business day following the day such order was received. Payment for net purchases will be wired by the Company to a custodial account designated by the Trust to coincide with the order for shares of the Portfolios.

(d) Payments for net redemptions of shares of the Portfolios will be wired from the Trust's custodial account to an account designated by the Company. Such redemptions shall ordinarily be paid in federal funds or by any other method mutually agreed upon by the parties hereto by the next business day following receipt by the Trust (or its agent) of notice of the order of redemption.

(e) Each party has the right to rely on information or confirmations provided by the other party (or by any affiliate of the other party), including Portfolio net asset values provided to the Company by SAM or an affiliate of SAM, and shall not be liable in the event that an error is a result of any misinformation supplied by the other party or any such affiliate. If a mistake is caused in supplying such information or confirmations, which results in a reconciliation with incorrect information, the amount required to make a Variable Contract owner's or a Participant's account whole shall be borne by the party providing the incorrect information.

(f) SAM shall advise the Company on each business day of the net asset value per share for each Portfolio as soon as reasonably practical after the net asset value per share is calculated, which is normally by 6 p.m. Eastern Standard time and shall use its best efforts to make such net asset value per share available by 9:00 p.m. Eastern Standard time.

(g)  Price Errors.

(1) In the event adjustments are required to correct any error in the computation of the net asset value of a Portfolio's shares, SAM or the Trust shall notify the Company as soon as practicable after discovering the need for those adjustments which result in a reimbursement to an Account in accordance with SAM's or the Trust's then current policies on reimbursement, which SAM or the Trust, as appropriate, represents are reasonable and consistent with applicable standards. Notification may be made via facsimile or via direct or indirect systems access. Any such notification shall be promptly followed by a letter written on SAM's or the Trust's letterhead stating for each day for which an error occurred the incorrect price, the correct price, and, to the extent communicated to the Trust's shareholders, the reason for the price change.

(2) If an adjustment is to be made in accordance with subsection (1) above to correct an error which has caused an Account to receive an amount different than that to which it is entitled, SAM or the Trust shall make all necessary adjustments to the number of shares owned in the Account and distribute to the Account the amount of such underpayment for credit to the Contract owners. Upon the furnishing of an accounting to SAM or the Trust by the Company, SAM or the Trust will immediately reimburse to the Company all reasonable expenses incurred by the Company, or any organization that the Company has retained to provide administration or recordkeeping services under this Agreement to adjust all Accounts and accounts of Contract owners affected by such error.

4.  Expenses.

(a) Except as otherwise provided in this Agreement, all expenses incident to the performance by the Trust or SAM under this Agreement shall be paid by SAM, including the cost of registration of the Trust and shares of its Portfolios with the Securities and Exchange Commission (the "SEC") and in states where required.

(b) SAM shall distribute to the Company proxy material with respect to the Trust, periodic reports to shareholders and other material that are required by law to be sent to Variable Contract owners. In addition, SAM shall provide the Company with a sufficient quantity of prospectuses for the Trust to be used in connection with the offerings and transactions contemplated by this Agreement. Subject to subsection (c) below, the cost of preparing and printing such materials shall be paid by SAM or its affiliates, and the cost of distributing such materials shall be paid by the Company. However, if the Trust makes changes to its prospectus for its own benefit or the benefit of someone other than the Company resulting in the need to print and distribute one or more supplements to Variable Contract holders, all costs associated with printing and distributing any such supplement shall be borne by SAM.

(c) In lieu of SAM providing printed copies of prospectuses and periodic fund reports to shareholders, the Company shall have the right to request that SAM provide a copy of such materials in an electronic or camera-ready format, which the Company may use to have such materials printed together with similar materials of other Account funding media that the Company or any distributor will distribute to existing or prospective Variable Contract owners or Participants.

(d) SAM and the Trust shall provide (1) at the Trust's expense, one copy of the Trust's current Statement of Additional Information ("SAI") to the Company and to any owner of a Contract issued by the Company who requests such SAI; (2) at the Company's expense, such additional copies of the Trust's current SAI as the Company shall reasonably request and that the Company shall require in accordance with applicable law in connection with offering the Variable Contracts issued by the Company.

(e) The Trust currently does not make and does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Trust undertakes to have its board of trustees, a majority of whom are not interested persons of the Trust, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

5.  Representations.

(a) The Company agrees that it and its agents shall not, without the written consent of SAM, make representations concerning the Trust or the Portfolio shares except those contained in the then current prospectuses, statement of additional information and in current printed sales literature of the Trust previously approved, or provided to the Company, by SAM.


(b) The Company represents and warrants that interests in certain Variable Contracts are or will be registered under the Securities Act of 1933 ("1933 Act") or are exempt from registration thereunder, that the Variable Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Variable Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account and that each Account is or will be registered as a unit investment trust or will be exempt from registration as such in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Variable Contracts.

(c) The Company represents that the Variable Contracts are currently treated as annuity and/or life insurance contracts under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify SAM and the Trust immediately upon having a reasonable basis for believing that the Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

(d) The Company represents and warrants that its directors, officers, and employees, if any, dealing with the money and/or securities of the Accounts are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Accounts in an amount not less than $2 million. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

(e) SAM and the Trust make no representation as to whether any aspect of the Trust's operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states.

(f) SAM represents that shares of the Portfolios will be sold and distributed in accordance with all applicable federal and state securities laws, including without limitation, the 1933 Act, the Securities Exchange Act of 1934, and the 1940 Act.

(g) The Trust represents that it is currently qualified as a regulated investment company under Subchapter M of the Code and SAM and the Trust represent that they will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that SAM or the Trust will notify the Company immediately upon having a reasonable basis for believing that a Portfolio has ceased to so qualify or might not so qualify in the future. The Trust and SAM acknowledge that any failure of the Trust to qualify as a regulated investment company under Subchapter M of the Code would constitute a breach of their representations and warranties under Item 1(b) of this Agreement.

(h) The Trust and SAM represent and warrant that the shares of the Portfolios sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Washington and all applicable federal and state securities laws and that the Portfolios are and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for such shares under the 1933 Act and 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall also register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or SAM.

(i) The Trust represents that it is lawfully organized and validly existing under the laws of its state of domicile, that the shares of the Portfolios are duly authorized for issuance in accordance with applicable law, and that it is and will comply in all material respects with the 1940 Act.

(j) SAM represents and warrants that it is duly organized under the laws of its state of domicile, and is and shall remain duly registered in all material respects under any applicable federal and state securities laws, and further that it shall perform its obligations for the Trust and the Portfolios in compliance in all material respects with applicable federal and state securities laws.

(k) The Trust and SAM represent and warrant that all of their respective directors, officers, and employees dealing with the money and/or securities of the Trust are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust and its Portfolios in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

(1) The Trust and SAM agree to use their best efforts to ensure that each Portfolio of the Trust will be managed consistent with its investment objective or objectives, investment policies, and investment restrictions as described in the Trust's prospectus and registration statement, as modified from time to time.

6.  Administration of Accounts.

(a) Administrative services to Variable Contract owners and Participants shall be the responsibility of the Company and shall not be the responsibility of the Trust or SAM. SAM recognizes the Company as the sole shareholder of fund shares issued under this Agreement. From time to time, SAM may pay amounts from its past profits to the Company for providing certain administrative services for the Trust or its Portfolios, or for providing Variable Contract owners with other services that relate to the Trust. These services may include, among other things, sub-accounting services, answering inquiries of Variable Contract owners regarding the Portfolios, transmitting, on behalf of the Trust, proxy statements, annual reports, updated prospectus and other communications to

Variable Contract owners regarding the Trust and its Portfolios and such other related services as the Trust or a Variable Contract holder may request. In consideration of the savings resulting from such arrangement, and to compensate the Company for these services, SAM agrees to pay to the Company an amount equal to 25 basis points (0.25%) per annum of the average aggregate amount invested by the Company in the Portfolios under this Agreement. Payment of such amounts by SAM will not increase the fees paid by the Trust, the Portfolios or their shareholders.

(b) The parties agree that SAM's payments to the Company are for administrative services only and do not constitute payment in any manner for investment advisory services or for costs of distribution.

(c) For the purposes of computing the amount of the administrative fee contemplated by this Section 6, the average aggregate amount invested by the Company over a one month period shall be computed by adding the Company's aggregate investment (share net asset value multiplied by total number of shares held by the Company) on the first day of each month to the Company's aggregate investment on the last day of each month and dividing by two.

(d) SAM will calculate the amount of the administrative fee at the end of each calendar quarter and payment of such fee will be made to the Company within 30 days thereafter. The check for the administrative services will be accompanied by a statement showing the calculation of the monthly amounts payable by SAM and such other supporting data as may be reasonably requested by the Company.

7.  Termination.

(a) This agreement  shall  terminate as to the sale and issuance of new Variable
Contracts:

(i) at the option of either the Company or the Trust, upon 60 days advance written notice to the other;

(ii) at the option of the Company, upon written notice to the Trust if shares of the Portfolios are not available for any reason to meet the requirements of Variable Contracts as determined by the Company;

(iii) at the option of either the Company or the Trust, immediately upon institution of formal proceedings against the broker-dealer or broker-dealers serving as distributor for the Variable Contracts, the Accounts, the Company, the Trust, or SAM by the National Association of Securities Dealers, Inc. (the "NASD"), the SEC or any other regulatory body having jurisdiction over the operations of such entities. Further, each of SAM, the Trust, and the Company shall promptly notify the other parties hereto of the institution of any such formal proceedings;

(iv) upon substitution of shares of the Portfolios with the shares of another investment company in accordance with the terms of the applicable Variable Contracts. The Company will give 60 days written notice to SAM of any pending substitution to replace the Portfolio's shares;

(v) upon assignment of this Agreement, unless made with the written consent of all other parties hereto;

(vi) if the shares of the Portfolios are not registered, issued or sold in conformance with Federal law or such law precludes the use of the Portfolios' shares as underlying investment media for Variable Contracts issued or to be issued by the Company. Prompt notice shall be given by either party should such situation occur;

(vii) at the option of any party to the Agreement upon a determination by a majority of the Trustees of the Trust, or a majority of disinterested Trustees, that an irreconcilable material conflict exists;

(viii) at the option of the Company if the Trust or a Portfolio fails to meet the requirements under the Code specified in Section 1(b) hereof;

(ix) at the option of the Company upon a material breach of this agreement or of any representation or warranty herein by SAM or the Trust, or at the option of the Trust or SAM upon a material breach of this Agreement or of any representation or warranty herein by the Company.

(b) If the need for substitution of the shares of another investment company, pursuant to Section 26(b) of the 1940 Act, arises out of the failure of the Portfolio shares to be registered, issued or sold in conformance with federal law, or such law precludes the use of shares of the Portfolios as underlying investment media for Variable Contracts issued or to be issued by the Company, the expenses of obtaining such order shall be reimbursed by SAM. SAM shall cooperate with the Company in connection with such application.

8.  Continuation of Agreement.  Termination as the result of any cause listed in
Section 7 shall not affect the obligation of the Trust to furnish shares of the Portfolios to Variable Contracts then in force for which such shares serve or may serve as the underlying media unless such further sale of shares of the Portfolios is proscribed by law or the SEC or other regulatory body.

9.  Advertising Materials; Filed Documents.

(a) Advertising and sales literature with respect to the Portfolios prepared by the Company or its agents for use in marketing its Variable Contracts will be submitted to SAM for review before such material is submitted to any regulatory body for review, and in no event less than 10 days prior to its use. The Company shall not use any such material if SAM or the Trust objects to such use within 10 days after receipt.

(b) SAM or the Trust shall furnish to the Company or its designee each piece of sales literature or other promotional material in which the Company or its Accounts are named, and no such material shall be used without the prior approval of the Company or its designee. SAM and the Trust agree that each and the affiliates of each shall not give any information or make any representation on behalf of the Company or concerning the Company, the Accounts, or the Variable Contracts issued by the Company, other than the information or representations contained in a registration statement or prospectus for such contracts, as such registration statement may be amended or supplemented from time to time, or in reports for the Separate Accounts or prepared for distribution to owners of such contracts, or in sales literature or other promotional material approved by the Company or its designee, except with the prior permission of the Company.

(c)  SAM  will  provide  to the  Company  at  least  one  complete  copy  of all registration statements, prospectuses, statements of additional information, annual and semiannual reports, proxy statements and all amendments or supplements to any of the above that relate to the Trust and its Portfolios promptly after the filing of such document with the SEC or other regulatory authorities. The Trust's prospectus shall state that the statement of additional information for the Trust is available from the Trust or its designated agent and shall be provided free of charge to the Company and to any Variable Contract owner or Participant who requests a copy.

(d) The Company will provide to SAM at least one complete copy of all registration statements, prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, and all amendments or supplements to any of the above that relate to each Account promptly after the filing of such document with the SEC or other regulatory authority.

10.  Proxy Voting.

(a) The Company shall provide pass-through voting privileges on shares of the Portfolios to all owners and Participants of Variable Contracts funded by Accounts that are registered as investment companies with the SEC to the extent the SEC continues to interpret the 1940 Act as requiring such privileges. If shares are held in any other Account not required to be registered under the 1940 Act, those shares will be voted in the Company's sole discretion.

(b) The Company will distribute to Variable Contract owners and Participants, as provided for in paragraph 10(a) above, all proxy material furnished by SAM and will vote shares of the Portfolios in accordance with instructions received from Variable Contract owners and Participants. The Company, with respect to each Variable Contract and each Account, shall vote Portfolio shares for which no instructions have been received in the same proportion as shares for which such instructions have been received. The Company agrees that it and its affiliates shall not oppose or interfere with the solicitation of proxies for Portfolio shares held for such Variable Contract owners and Participants.

11.  Indemnification

(a) The Company agrees to indemnify and hold harmless the Trust and its Portfolios, SAM, and each of their respective directors, officers, employees, agents and each person, if any, who controls the Trust, its underwriter or investment adviser within the meaning of the Securities Act of 1933 (the "1933 Act") against any losses, claims, damages or liabilities to which the Trust, the Portfolios, SAM, or any such director, officer employee, agent, or controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon:

(i) Any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or sales literature of the Company, or arising out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements or representations therein not misleading (other than statements or representations contained in the prospectuses or sales literature of the Trust), provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission or alleged omission made in such Registration Statement or prospectus in conformity with written materials furnished to the Company by the Trust, the Portfolios or SAM specifically for use either therein or otherwise in connection with the sale of the Variable Contracts or Trust shares;

(ii) Any untrue statement or alleged untrue statement of a material fact contained in sales literature pertaining to the Company, the Accounts or the Variable Contracts which has been prepared by SAM or the underwriter for the Trust if such statement was made in reliance upon written information furnished by the Company specifically for use therein; or

(iii) The breach by the Company of any representation or warranty in this Agreement.

The Company will reimburse any legal or other expenses reasonably incurred by the indemnified parties in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) The Company shall not be liable under this Section 11 with respect to any losses, claims, damages or liabilities (or actions in respect thereof) incurred or assessed against any such indemnified party to the extent such may arise from such party's willful misfeasance, bad faith, or negligence in the performance of such party's duties or by reason of such party's reckless disregard of obligations or duties under this Agreement.

(c) The Trust and SAM agree, jointly and severally, to indemnify and hold harmless the Company and its directors, officers, employees, the distributor for the Variable Contracts, the Company's agents and each person, if any, who controls the Company within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, employee, distributor, agent or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i) Any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectuses or sales literature of the Trust, or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided however, that neither SAM, the Trust nor any Portfolio will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon a Registration Statement or prospectuses which are in conformity with written materials furnished to the Trust or SAM by the Company specifically for use therein;

(ii) Any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, periodic report or sales literature covering the Variable Contracts issued by the Company, or any amendment thereof or supplement thereto, if such statement was made in reliance upon written information furnished by SAM or by or on behalf of the Trust specifically for use therein; or

(iii) The breach of any representation or warranty in this Agreement by SAM or the Trust, including but not limited to a finding or claim that the Portfolios are not adequately diversified within the meaning of Section 817(h) of the Code and/or that while this Agreement is in effect, all beneficial interests will be owned by one or more insurance companies or by any other party permitted under
Section 1.817-5(f)(3) of the Regulations promulgated under the Code.

SAM will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, employee, distributor, agent, or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which SAM or the Trust may otherwise have.

(d) Neither SAM, the Trust nor any Portfolio will be liable under this Section 11 to the Company or other parties covered under Section 11(c) with respect to any losses, claims, damages or liabilities (or actions in respect thereof) incurred or assessed against any such party (including the Company) as such may arise from such party's willful misfeasance, bad faith, or negligence in the performance of such party's duties or by reason of such party's reckless disregard of obligations or duties under this Agreement.

(e) Promptly after receipt by an indemnified party hereunder of notice of the commencement of action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party of the commencement of such action; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 11. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement of such action, the indemnifying party will be entitled to participate in such action and, to the extent that it may wish to, assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

12.  Potential Conflicts

(a) The Company has received a copy of an application for exemptive relief, as amended, filed by Trust and certain affiliates on December 20, 1995 with the SEC and the order issued by the SEC on January 17, 1996, in response thereto (the "Shared Funding Exemptive Order"). The Company has reviewed the conditions to the requested relief set forth in such application for exemptive relief. As set forth in such application, the Board of Trustees of the Trust (the "Board") will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the Variable Contract holders of all separate accounts ("Participating Companies") investing in the Portfolios. An irreconcilable material conflict may arise for a variety of reasons, including (i) a state insurance regulatory action; (ii) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities; (iii) an administrative or judicial decision in any relevant proceeding; (iv) the manner in which the investments of a Portfolio are being managed; (v) a difference among voting instructions given by Variable Contract owners/Participants; or (vi) a decision by a Participating Company to disregard the voting instructions of Variable Contract owners or Participants. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications of such conflict.

(b) The Company will report any potential or existing conflicts of which it becomes aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This assistance shall include, but is not limited to, an obligation by the Company
(i) to inform the Board whenever the voting instructions of Variable Contract owners or Participants are disregarded, and (ii) to submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the obligations imposed upon it by the Shared Funding Order, and such reports, materials and data shall be submitted more frequently if deemed appropriate by the Board. The Company will carry out its responsibility under this subsection (b) with a view only to the interests of the Variable Contract owners and Participants.

(c) If a majority of the Board, or a majority of the disinterested trustees of the Board ("Independent Trustees"), determine that a material irreconcilable conflict exists with regard to Variable Contract owner or Participant investments in the Portfolios, the Board shall give prompt notice to all Participating Companies. If the Trust or SAM is responsible for causing or creating such conflict, SAM shall at its sole cost and expense, and to the extent reasonably practicable (as determined by a majority of the Independent Trustees), take such action as is necessary to remedy or eliminate the irreconcilable material conflict. If a majority of the Board or a majority of the Independent Trustees determine that the Company is responsible for causing or creating such conflict, the Company shall at its sole cost and expense, and to the extent reasonably practicable (as determined by a majority of the Independent Trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict. Such necessary action may include but shall not be limited to:

(i) withdrawing the assets allocable to the Accounts from the Portfolios and reinvesting those assets in a different investment medium or submitting the question of whether such segregation should be implemented to a vote of all affected Variable Contract owners and Participants, and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or Variable Contract owners of one or more Participating Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners or Participants the option of making such a change; and/or

(ii) establishing a new registered management investment company or managed separate account.

(d) If a material irreconcilable conflict arises as a result of a decision by the Company to disregard the voting instructions of its Variable Contract owners or Participants, and that decision represents a minority position or would preclude a majority vote, the Company at its sole cost, may be required, to withdraw an Account's investment in the affected Portfolio and no charge or penalty will be imposed by SAM or the Trust as a result of such withdrawal; provided, however, that such withdrawal and termination shall be limited to the extent required to remedy the foregoing material irreconcilable conflict as determined by a majority of the Independent Trustees. The Company's responsibility under this subsection (d) shall be carried out with a view only to the interests of the Variable Contract owners and Participants. In addition, no Variable Contract owner shall be required to bear, directly or indirectly, the costs of remedial actions taken to remedy a material irreconcilable conflict

(e) For the purpose of this Section 12, a majority of the Independent Trustees shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Trust or SAM be required to establish a new funding medium for any Variable Contract. The Company shall not be required by this Section 12 to establish a new funding medium for any Variable Contract if an offer to do so has been declined by vote of a majority of the Variable Contract owners or Participants materially affected by the irreconcilable material conflict.

(f) All reports received by the Board regarding potential or existing conflicts, and all action of the Board with respect to determining the existence of a conflict, notifying Participating Companies of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes or other appropriate records of the Trust.

13.  Miscellaneous.

(a) Amendment and Waiver. Neither this Agreement, nor any provision hereof, may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties hereto.

(b) Notices. All notices and other communications hereunder shall be given or made in writing and shall be delivered personally, or sent by telex, telecopier or registered or certified mail, postage prepaid, return receipt requested, to the party or parties to whom they are directed at the following addresses, or at such other addresses as may be designated by notice from such party to all other parties.

To the Company:                American United Life Insurance Company
                               One American Square
                               Indianapolis, IN 46282
                               Attention: General Counsel

       To SAM:                 SAFECO Asset Management Co.
                               4333 Brooklyn Avenue N.E.
                               Seattle, Washington  98105
                               Attention: Institutional Division

       To the Trust:           SAFECO Resource Series Trust
                               4333 Brooklyn Avenue N.E.
                               Seattle, Washington  98105
                               Attention: Controller

Any notice, demand or other communication given in a manner prescribed in this subsection (b) shall be deemed to have been delivered on receipt.

(c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

(d) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Agreement by signing any such counterpart.

(e) Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

(f) Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

(g) Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the State of Washington.

(h) Cooperation. Each party hereto shall cooperate with each other party and all appropriate governmental authorities having jurisdiction (including, without limitation, the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

(i) SEC Rules. The Trust and the Company agree that if and to the extent Rule 6e-2 or 6e- 3(T) under the 1940 Act is amended or if Rule 6e-3 is adopted in final form, to the extent applicable the Portfolios and the Company shall each take such steps as may be necessary to comply with such Rules as amended or adopted in final form.

(j) Name. The Trust and SAM agree and understand that the names "American United Life Insurance Company", "AUL", or any derivative thereof or logo associated with those names (an "AUL Mark") is the valuable property of the Company and its affiliates, and that the Trust and/or SAM shall not use any AUL Mark without the prior written consent of the Company. Upon termination of this Agreement for any reason, the Trust and/or SAM shall cease all use of any AUL Mark as soon as reasonably practicable.

(k) Customers. The Trust and SAM agree to treat as the property of the Company any list or compilation of names, addresses, and other information relating to the owners of the Variable Contracts or prospects for the sale of Variable Contracts acquired in the course of performing under this Agreement and agree not to use such information for any purpose without the prior consent of the Company.

(l) Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

(m) Assignment. This Agreement may not be assigned by any party to the Agreement except with the written consent of the other parties to the Agreement. For purposes of this provision, the term "assigned" shall include a change in control of a party to the Agreement.

14. Limitation on Liability of Trustees. This Agreement has been executed on behalf of the Trust by the undersigned officer of the Trust in his/her capacity as an officer of the Trust. The obligations of this Agreement that pertain to the Trust shall be binding only upon the assets and property of the Trust and shall not be binding upon any individual trustee, officer or shareholder of the Trust or its Portfolios. This provision shall not affect the obligations or liabilities of SAM under this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement by their duly authorized officers as of this 24th day of February, 1997.

SAFECO RESOURCE SERIES TRUST



By ______________________________
   Name: Neal A. Fuller
   Title: Vice President and Controller



SAFECO ASSET MANAGEMENT COMPANY



By _____________________________
   Name: Leslie Eggerling
   Title: Vice President



AMERICAN UNITED LIFE INSURANCE COMPANY



By ______________________________
   Name:
   Title: